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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Fischer Imaging Corporation
(Name of Registrant as Specified In Its Charter)
Not Applicable
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12300 North Grant Street
Denver, Colorado 80241
(303) 452-6800

April     , 2005

Dear Fischer Imaging Stockholder:

        We cordially invite you to Fischer Imaging Corporation's Annual Meeting of Stockholders, to be held at the Company's headquarters, 12300 North Grant Street, Denver, Colorado 80241, on Wednesday, June 1, 2005 at 10:00 a.m.

        This year you are asked to:

  1.
  Elect two Class II directors to the Board of Directors to serve for a three-year term ending in the year 2008 or until their successors are duly elected and qualified, and

  2.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        As the Chair of Fischer Imaging's Board I urge you to elect the two directors nominated by the board.

        It is important that your shares be represented, whether or not you plan to attend the meeting. Therefore, please take a few moments to vote now. To vote, please mark, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as promptly as possible.

        After the transaction of formal business at the meeting, management will provide an update on Fischer Imaging's progress and answer questions from stockholders. We will have a tour of our facility for those who are interested. You can find other detailed information about Fischer Imaging and our operations, including our audited financial statements, in the enclosed Annual Report on Form 10-K for the year ended December 31, 2004.

        On behalf of Fischer Imaging, thank you for your support.

Regards,

Dr. Gail Schoettler Chair of the Board of Directors

12300 North Grant Street
Denver, Colorado 80241
(303) 452-6800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 1, 2005

        Notice is hereby given that the Annual Meeting of Stockholders of Fischer Imaging Corporation (the "Company"), will be held at the Company's headquarters, 12300 North Grant Street, Denver, Colorado 80241, on Wednesday June 1, 2005 at 10:00 a.m., for the following purposes, as more fully described in the proxy statement accompanying this notice:

  (1)
  To elect two Class II directors to the Board of Directors to serve for a three-year term ending in the year 2008 or until their successors are duly elected and qualified; and

  (2)
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Only stockholders holding shares of Common Stock of record at the close of business on April 20, 2005, will be entitled to notice of, or to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

        ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE HAS BEEN ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU STILL HAVE THE POWER TO REVOKE IT AT ANY TIME, AND YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Sincerely,

Harris Ravine President and Chief Executive Officer

Denver, CO
April 28, 2005

        YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

FISCHER IMAGING CORPORATION
12300 North Grant Street
Denver, Colorado 80241

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 1, 2005

        The enclosed proxy is solicited on behalf of the Board of Directors ("Board") of Fischer Imaging Corporation, a Delaware corporation ("Fischer" or the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, June 1, 2005 at 10:00 a.m., or at any adjournment or postponement thereof, at the Company's headquarters, 12300 North Grant Street, Denver, Colorado 80241. This Proxy Statement and the enclosed proxy are being mailed to all stockholders entitled to vote at the Annual Meeting on or about May 9, 2005.

Voting

        The specific proposal to be considered and acted upon at the Annual Meeting is summarized in the accompanying Notice and is described in more detail in this Proxy Statement. The record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting is April 20, 2005. As of the record date there were 9,382,817 shares of the Company's Common Stock, par value $0.01, issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on April 20, 2005. Stockholder voting for the election of directors is non-cumulative.

        All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. The affirmative vote of a plurality of the votes cast is required to elect the nominees for the Board of Directors of the Company, and abstentions and broker non-votes, if any, will have no effect on the outcome of the vote. A broker non-vote occurs when shares held by a broker are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.

Proxies

        If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of such director is withheld. You may revoke or change your proxy at any time before the Annual Meeting by filing with the Company's Corporate Secretary at the Company's principal executive offices at 12300 North Grant Street, Denver, Colorado 80241, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals for Next Year's Meeting

        The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2006 Annual Meeting of stockholders pursuant to Rule 14a-8 of the U.S. Securities and Exchange Commission (the "SEC") is January 21, 2006. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and form of proxy must do so no earlier than the close of business on the fiftieth day prior to, nor later than the close of business on the thirtieth day prior to the date of the 2006 Annual Meeting.

PROPOSAL: ELECTION OF CLASS II DIRECTORS

        The Board is divided into three classes comprised of a comparable number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, unless the Board determines by resolution that any such vacancies shall be filled by election by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

        At the Annual Meeting, all Class II directors are to be elected to hold office for a term of three years, or until their successors have been duly elected and qualified. Proxies submitted pursuant to this solicitation will be voted, unless specified otherwise, for the election of the Class II directors. Each of these nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the persons named as proxy holders on the attached proxy card may designate a substitute nominee in accordance with their best judgment. In that case, the proxy holders will vote for the substitute nominee. Information with respect to each nominee is set forth in the section entitled "Board of Directors." All nominees are current directors of the Company. The proxy cannot be voted for more than two nominees for the class of directors which is up for election.

        Election of the directors will require the affirmative vote of a plurality of the shares of Common Stock voted at the Annual Meeting, assuming a quorum is present. Brokerage firms who hold shares in "street name" for customers have the authority to vote those shares with respect to the election of the directors if such firms have not received voting instructions from a beneficial owner. Stockholders do not have a right to cumulate votes in the election of directors.

Recommendation

        THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

BOARD OF DIRECTORS

Nominees and Members of the Board

        The Board consists of three classes of directors, each class serving for a three-year term originally ending in successive years. The authorized number of directors is currently six. The Class I directors are Todger Anderson and Dr. Gail Schoettler. The Class III directors are Harris Ravine and Charlotte Petersen. The terms of both Class I directors and Class III directors will expire at the 2007 Annual Meeting. The Class II directors, whose terms will expire at the 2005 Annual Meeting and who are currently nominated by the Board for reelection, are Taylor Simonton and Larry Lenig, Jr.

        The following table lists the nominees, the continuing members of the Board, their ages, positions with the Company, terms of office and the years they were first elected as directors:

	Name	Age	Position with the Company	Director Since
Class II	Nominees For a Three Year Term Expiring in 2008:
	Taylor Simonton	60	Director	2003
	Larry Lenig, Jr.	56	Director	Feb. 2005
Class I	Directors Whose Terms Expire in 2007(1):
	Dr. Gail Schoettler	61	Chair of the Board	2003
	Todger Anderson	60	Director	2003
Class III	Directors Whose Terms Expire in 2007:
	Harris Ravine	62	Director, President and Chief Executive Officer	2003
	Charlotte Petersen	44	Director	2004

(1)
As a result of there being no Annual Meeting of Stockholders in 2003, the term of the Class I directors is for three years from the 2004 Annual Meeting.

Nominees

        Taylor Simonton joined our Board in January 2003 after retiring from a 35-year career at PricewaterhouseCoopers LLP, an international accounting and consulting firm, in May 2001. Mr. Simonton was a partner at PricewaterhouseCoopers' national office from 1995 to 2001, and during that time was a member of the group overseeing all accounting and auditing standards, SEC compliance, risk and quality and corporate governance matters. Mr. Simonton serves as treasurer-elect and as a board member of the Cancer League of Colorado, a non-profit group dedicated to raising money for cancer research. He is also a member of the Advisory Board of the Colorado chapter of the National Association of Corporate Directors. Mr. Simonton received his B.S. in accounting from the University of Tennessee. He is the Chair of our Audit Committee and a member of our Corporate Governance Committee.

        Larry E. Lenig, Jr. joined our Board on February 23, 2005. Mr. Lenig was appointed to the Board as the representative of ComVest Investment Partners II LLC under the terms of the Note and Warrant Purchase Agreement between the Company and ComVest dated February 22, 2004, as amended. Since August 2004, Mr. Lenig has been a senior partner of ComVest Investment Partners. From 1994 until July 2004, Mr. Lenig acted as a consultant and advisor to a number of public and private businesses in a diverse range of industries including oil and gas, software and related services, formed metal products manufacturers and restaurant chains. During that period, Mr. Lenig also served as chief executive officer of Grant Geophysical Corp. from January 1997 to January 1999, and as chief executive officer of Seitel, Inc. from November 2002 to February 2004. Mr. Lenig graduated from the University of Houston with a degree in accounting and presently serves the university as a member of the Advisory Council to the Dean of the College of Natural Sciences and Mathematics.

Continuing Directors

        Dr. Gail Schoettler chairs the board of Fischer Imaging Corp. and also serves on the boards of Aspen Bio, Inc., CancerVax Corp., and several non-profit organizations. She serves on the Corporate Governance and Compensation and Human Resources Committees of Fischer Imaging, chairs the Corporate Governance and Compensation Committees of Aspen Bio, Inc. and of A4S Security and also chairs the Corporate Governance Committee of CancerVax Corporation. She has served as a U.S. Ambassador, head of the Defense Department's presidential transition for global communications, security and intelligence, and as Colorado's Lt. Governor and State Treasurer. She started two successful banks and helps manage her family's cattle ranch, vineyards and real estate enterprises. Dr. Schoettler speaks and writes internationally on globalization, political strategies for business, and women's issues. She has a BA in economics from Stanford University and MA and PhD degrees in history from the University of California. Among her numerous awards is the French Legion of Honor (France's highest civilian award) from President Jacques Chirac of France.

        Charlotte Petersen joined our Board in May 2004. Ms. Petersen has 16 years of experience in managing money for Denver Investment Advisors and its predecessor organizations and United Capital Management. She began her career in 1986 at United Capital as an investment analyst and assistant Vice President responsible for providing in-depth analysis and recommendations for stock investments. In 1993 she joined Denver Investment Advisors where she was a portfolio manager and partner responsible for large-cap and mid-cap portfolios until her retirement in 2002. Ms. Petersen received her B.A. from Princeton University and is a Chartered Financial Analyst. She is Chair of our Corporate Governance Committee and a member of our Audit Committee and Compensation and Human Resources Committee.

        Harris Ravine joined our Board in January 2003 and was elected to serve as our President and Chief Executive Officer in April 2003. Mr. Ravine has more than 20 years of senior level management and board experience. Mr. Ravine was partner of Meritage Associates, a business development and channel strategy firm located in Boston, from the second quarter of 2002 until May 2003 and also served as a Senior Advisor to such organization. He has also served as a Senior Advisor to Kalos Strategy Group, a business consulting firm, and BlueLake Partners, a boutique investment banking firm. From October 2000 until the first quarter of 2002, Mr. Ravine was a special limited partner of Telecom Partners Fund, a Denver-based venture capital firm focused on the services segment of the telecom market. In early 2000 Mr. Ravine worked with a number of start-up and early stage technology companies both in the US and abroad. Between 1997 and the end of 1999, Mr. Ravine was Chairman and CEO of Andataco, Inc., a company that designed and marketed "open systems" storage and software solutions. Between 1994 and 1997, Mr. Ravine was the managing partner of BI Capital, Inc., a private investment company focused on early stage funding of technology companies in both the storage and medical devices markets. Mr. Ravine currently serves as a director and member of the Audit Committee for California First National Bank. In addition to serving on a number of boards in the non-profit sector, Mr. Ravine has taught and lectured at several universities and was the co-recipient of a major grant from the Ford Foundation to develop a course in leadership. Mr. Ravine received his J.D. from the University of Minnesota.

        Todger Anderson joined our Board in March 2003. Mr. Anderson has 28 years of experience in managing money for Denver Investment Advisors and its predecessor organizations. He began his career as a security analyst with the United Bank of Denver and moved into portfolio management with Financial Programs, Inc. prior to joining Denver Investment Advisors. With the formation of Denver Investment Advisors in 1984, he became President and Director of Portfolio Management and continues to serve in that capacity. Mr. Anderson also serves on the board of directors of Blue Chip Value Fund. Mr. Anderson received a B.A. from Colby College and an M.B.A. from the University of Denver. He is a member of the Denver Society of Security Analysts and is a Chartered Financial Analyst. Mr. Anderson is the Chair of our Compensation and Human Resources Committee and is a member of our Audit Committee.

Board Meetings and Committees

        The Board held 11 Board meetings in 2004. Each director then in office attended at least 75% of the Board meetings and committee meetings of which he or she was a member during 2004.

        Each of our directors, other than Mr. Ravine and Mr. Lenig, qualifies as "independent" under the published listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. The Board has made a determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company or the Company's management.

        Audit Committee.    The Board has an Audit Committee, which is presently composed of Mr. Simonton (Chair), Ms. Petersen and Mr. Anderson. The Audit Committee met seven times in 2004 to consider various accounting and auditing matters related to the Company, to perform a self-evaluation of Audit Committee performance, to review the Company's financial statements, to review the services rendered by the Company's independent auditors and to recommend the selection of independent auditors for the Company. As more fully explained in its charter, the Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders and others relating to the integrity of the Company's financial statements, financial reporting process, systems of internal accounting and financial controls, performance of the Company's independent auditors, the independent auditors' qualifications and independence, the Company's ethics policies, and the Company's compliance with legal and regulatory requirements that may have an effect on the financial statements.

        The members of the Audit Committee each qualify as "independent" under special standards established by the SEC for members of audit committees in addition to the independence requirements applicable to all Board members. The Audit Committee also includes at least one independent member who is determined by the Board to meet the qualifications of an "audit committee financial expert" in accordance with SEC rules. Taylor Simonton is the independent director who has been determined to be an audit committee financial expert. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Simonton's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Simonton any duties, obligations or liability greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

        The Audit Committee charter also includes certain policies and procedures regarding the pre-approval of audit and non-audit services performed by an outside auditor. The Audit Committee is required to pre-approve all auditing and non-audit services performed by independent auditors and will not engage its independent auditors to perform specific non-audit services proscribed by law or regulation. Pre-approval authority may be delegated to the Chair of the Audit Committee who shall report any decisions to the full Audit Committee at its next scheduled meeting. The Audit Committee has pre-approved tax consulting services up to $50,000 annually by the Company's independent auditors in the areas of a) review of and compliance advice related to foreign, state and local tax returns, b) assistance with audits of tax returns, and c) other tax compliance related consulting; however, no such services were provided in 2004.

        Compensation and Human Resources Committee.    The Board also has a Compensation and Human Resources Committee, which is presently composed of Mr. Anderson (Chair), Dr. Schoettler and Ms. Petersen, each of whom has been determined by the Board to be independent under published listing requirements of NASDAQ. The Compensation and Human Resources Committee met four times in 2004. In addition to reviewing and recommending compensation for the Company's Chief Executive Officer, the Compensation and Human Resources Committee also administers the Company's 2004 Stock Incentive Plan and the Employee Stock Purchase Plan.

        Corporate Governance Committee.    In November of 2001, the Board formed a Nominating Committee that is now called the Corporate Governance Committee, which is presently composed of Ms. Petersen (Chair), Mr. Simonton and Dr. Schoettler, each of whom has been determined by the Board to be independent under published listing requirements of NASDAQ. The Corporate Governance Committee met five times during 2004. As more fully explained in its charter, the Corporate Governance Committee reviews and makes recommendations to the Board concerning its composition, organization and processes; the type, function, size and membership of Board committees; qualifications and eligibility requirements for Board members; evaluation of the Board; Board compensation; the Board's relationship with the Chair and Chief Executive Officer and other corporate governance issues. A copy of the Corporate Governance Committee's charter is filed as Appendix A hereto.

        The Corporate Governance Committee also recommends to the Board candidates for election as directors, as suggested by its members and other Board members, as well as management and shareholders. Once the Corporate Governance Committee has identified a prospective nominee, the Corporate Governance Committee makes an initial determination as to whether a full evaluation of the candidate is warranted. The Committee bases this initial determination on information provided to the Committee in the initial recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries of the person making the recommendations or others. The Committee's initial evaluation also weighs the need for additional Board members to fill vacancies and the likelihood that the prospective nominee will have the skills and qualifications needed by the Company at that time, as determined by the Committee.

        If the Committee determines, in consultation with the Chair of the Board and other Board members as appropriate, that further consideration is warranted, it may gather additional information about the prospective nominee's background and experience.

        In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, if warranted, the Committee makes a recommendation to the Board as to the persons who should be nominated by the Board. The Board determines the nominees after considering the recommendation and report of the Committee.

        The Corporate Governance Committee will consider nominees recommended by stockholders. Stockholder recommendations should be submitted in writing to Fischer's Corporate Secretary, 12300 North Grant Street, Denver, CO 80241, with a description of the proposed nominee's qualifications and other relevant biographical information, and the nominee's consent to serve as a director. See "Deadline for Receipt of Stockholder Proposals for Next Year's Meeting" on page 2 of this proxy statement for further information about submitting nominees. In addition, please review our Bylaws for specific requirements for the nomination of directors by stockholders.

        At the Meeting, stockholders will be asked to consider the election of Mr. Lenig. Mr. Lenig was appointed to the Board on February 23, 2005 and is nominated for election to the Board for the first time. He was initially identified as a director candidate by ComVest Investment Partners II LLC, a security holder of the Company.

Lead Director Position

        The Company's Bylaws provide for a Lead Director position on the Board. The Lead Director must be a current member of the Board and may be appointed at any time by the vote of a majority of the independent members of the Board. The independent members of the Board may delegate such authority and assign such duties to the Lead Director as they may determine, with the exception of those duties conferred by law on the Chair of the Board, the President and the Chief Executive Officer. The compensation, term of service and, if applicable, removal of the Lead Director is determined by a vote of the independent members of the Board. Dr. Schoettler, an independent director, is our current non-executive Chair of the Board, and there presently is no Lead Director.

Compensation of Directors

        All non-employee directors of the Company are reimbursed for expenses incurred for attendance at Board meetings and each receives $2,000 for each in-person Board meeting attended by such director. Each non-employee director also receives a quarterly retainer fee of $2,500. The Chair of the Board of Directors and Chair of the Audit Committee also received an additional quarterly fee of $10,000 each during 2004; however, effective January 1, 2005, the Chair of the Board and the Chair of the Audit Committee receive $7,500 and $5,000 a quarter, respectively.

        In April 2004, the Board approved the 2004 Stock Incentive Plan (the "2004 Plan"), which was adopted by the stockholders of the Company in June 2004 and succeeds the 1993 Non-Employee Director Stock Option Plan (the "Director Plan"). Pursuant to the 2004 Plan, a director who was not an employee of the Company on the effective date of the 2004 Plan (the Plan Effective Date) automatically received a non-statutory option to purchase shares of Common Stock on the Plan Effective Date. The number of shares subject to this automatic option grant was equal to difference between 10,000 shares and the number of shares subject to any options granted to such individual between January 1, 2004 and the Plan Effective Date. Non-employee directors appointed after the Plan Effective Date are automatically granted, on the date of such initial election or appointment, a non-statutory option to purchase 10,000 shares of Common Stock upon his or her election to the Board. In addition, all non-employee directors receive an additional option grant to purchase 10,000 shares on each January 1st thereafter (if the person remains a director on such date). The options automatically granted under the 2004 Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant, are immediately exercisable and expire ten years from their date of grant. If a person ceases to be a director for any reason other than death or disability, the options remain exercisable for a period equal to the director's length of service, but not less than one year and not greater than five years. In the event of death or disability, the options remain exercisable for a period of twelve months, but in no event beyond ten years from the date of grant. A total of 700,000 shares of Common Stock have been reserved for issuance under the 2004 Plan in addition to shares reserved and available for issuance under previously granted options under the Director Plan. The Director Plan has been terminated.

        On February 26, 2004, options to purchase 5,000 shares of our Common Stock, at an exercise price of $4.70 per share, were granted to Mr. Anderson, Dr. Schoettler, and Mr. Simonton. On May 13, 2004, options to purchase 5,000 shares of our Common Stock, at an exercise price of $3.55 per share, were granted to Ms. Petersen in connection with her joining our Board. On June 29, 2004, options to purchase 5,000 shares of our Common Stock, at an exercise price of $2.20 per share were granted to Mr. Anderson, Dr. Schoettler and Mr. Simonton as Board compensation. On June 30, 2004, options to purchase 5,000 shares of our Common Stock, at an exercise price of $2.25 per share, were granted to Mr. Anderson, Dr. Schoettler and Mr. Simonton as Board compensation for prior periods.

Communications from Stockholders to the Board

        The Board has established a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board should send an email, write or telephone David Kirwan, Corporate Secretary, at: Fischer Imaging Corporation, 12300 North Grant Street, Denver, CO 80241; telephone: (303) 452-6800; Facsimile: (303) 252-4256; and Email: dkirwan@fischerimaging.com.

        All such communication must state the type and amount of Company Common Stock held by the stockholder and must clearly state that the communication is intended to be shared with the Board of Directors, or if applicable, with a specific committee of the Board. Mr. Kirwan will forward all such communication to the members of the Board or specific Board committee, however, the Board has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration.

EXECUTIVE OFFICERS

        The names of the executive officers of our Company who serve at the discretion of our Board, and certain biographical information furnished by them, are set forth below:

Name	Age	Position with Company
Harris Ravine	62	President and Chief Executive Officer; Director
David Kirwan	51	Senior Vice President, Finance; Chief Financial Officer; Secretary
Roman Janer	53	Senior Vice President, Research and Development and Operations; Chief Technology Officer

        Harris Ravine Please refer to Mr. Ravine's biographical information under Board of Directors.

        David Kirwan has served as our Senior Vice President—Finance, Chief Financial Officer and Secretary since February 2004. From October 2003 to February 2004, Mr. Kirwan served as a consultant to the Company in supply chair management. From March 2001 until October 2003, Mr. Kirwan was Senior Vice President and General Manager of the Supply Chain Management Division of Broadband Services, Inc., a supply chain management company. From 1999 until early 2001, Mr. Kirwan was Director of European Logistics at Apple Computer. Mr. Kirwan was at Storage Technology Corporation from 1981 until 1999, most recently as Director of European Logistics in London. Mr. Kirwan received a Bachelor of Commerce degree from University College, Dublin and is a fellow of the Charter Institute of Management Accountants.

        Roman Janer has served as our Senior Vice President—Research and Development and Operations since he joined the Company in February 2003. Mr. Janer has also served as our Chief Technology Officer since January 2004. From May 2000 to January 2003, Mr. Janer was the Vice President of Digital Technology at Hologic, Inc., a manufacturer of digital mammography products.

From 1995 to 1999, Mr. Janer was at Trex Medical Corporation, a company that developed X-ray imaging systems, where he was Vice President—Research and Development and later Vice President—Business Development. Mr. Janer received a Bachelor of Applied Sciences in Electronic Engineering from University of Waterloo, Canada.

        All officers serve at the pleasure of the Board. None of the officers has an employment agreement.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid to the Company's Chief Executive Officers during the fiscal years ended December 31, 2004, 2003 and 2002, and the Company's two most highly compensated executive officers other than the Chief Executive Officer who were serving as of December 31, 2004, also referred to in this proxy as the Named Executive Officers:

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary(1)		Bonus(1)	Other Annual Compensation(2)	Restricted Stock Award(s)	# of Securities Underlying Options	LTIP Payouts	All Other Compensation
Harris Ravine(3) Chief Executive Officer, President, Director	2004 2003 2002	$ $	266,635 171,799 —	— — —	— — —	— — —	100,000 15,000 —	— — —	$	— 25,333 —
David Kirwan(4) Senior Vice President, Finance and Chief Financial Officer	2004 2003 2002		$161,799 — —	— — —	— — —	— — —	35,000 — —	— — —	$ $	30,438 19,594 —
Roman Janer(5) Senior Vice President, Research and Development Operations; Chief Technology Officer	2004 2003 2002	$ $	202,885 75,000 —	$50,000 — —	— — —	— — —	— 50,000 —	— — —		— — —

(1)
Reflects compensation earned by the named executive officers in the fiscal years presented, including amounts, if any, for payout of excess accrued vacation and contributions at the election of these officers under our defined contribution plan. Effective for 2003, excess accrued vacation is no longer paid out.

(2)
In accordance with SEC rules, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where such perquisites and other personal benefits comprised less than the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer for such year.

(3)
From January 2003 until April 2003, Mr. Ravine served as an outside Director and our Lead Director from March 2003 until April 2003. In April 2003, Mr. Ravine was appointed our President and Chief Executive Officer in addition to being a Director. Mr. Ravine was no longer eligible to serve as our Lead Director following his appointment as President and Chief Executive Officer. During 2003, Mr. Ravine received Board compensation in the amount of $25,333.

(4)
Mr. Kirwan served as a consultant to the Company during 2003, and became our Senior Vice President, Finance and Chief Financial Officer in February 2004.

(5)
Mr. Janer joined the Company in February 2003 as Senior Vice President—Research and Development and Operations, and has also served as Chief Technology Officer since January 2004.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth certain information with respect to individual grants of stock options to the Company's Named Executive Officers during the fiscal year ended December 31, 2004:

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in 2004
			Exercise or Base Price ($/Share)
Name				Expiration Date
					At 5% ($)	At 10% ($)
Harris Ravine	100,000	74%	$2.25	6/30/14	141,501	358,592
David Kirwan	35,000	26%	$2.25	6/30/14	49,525	125,507
Roman Janer	—	—	—	—	—	—

AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END STOCK OPTION VALUES

        The table below sets forth information concerning exercises of stock options during 2004 and the value of stock options held at the end of the fiscal year ended December 31, 2004 by the Company's Named Executive Officers:

			# of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options At December 31, 2004(1)
	# of Shares Acquired on Exercise	Value Realized (market price at exercise, less Exercise price)
Name
			Exercisable	Unexercisable	Exercisable	Unexercisable
Harris Ravine	—	—	15,000	100,000	0	$165,000
David Kirwan	—	—	—	35,000	—	$57,750
Roman Janer	—	—	12,500	37,500	0	0

(1)
Based on the closing sales price per share of our Common Stock of $3.90 as reported by the Pink Sheets, LLC on December 30, 2004, less exercise price.

EQUITY COMPENSATION PLAN INFORMATION

        The table below provides information about the shares of our common stock authorized for issuance under the Company's equity compensation plans as of December 31, 2004.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	777,250	$4.13	525,000	(2)
Equity compensation plans not approved by security holders(3)	596,250	$8.56	0

Total	1,373,500	$6.05	525,000	(2)

(1)
Number of securities to be issued upon exercise of outstanding options have been issued under our 2004 Stock Incentive Plan, our 1991 Stock Option Plan under which options were granted to employees and consultants, and our 1993 Non-Employee Director Stock Option Plan under which options were granted to non-employee directors. The Company's ability to make grants under the 1991 Stock Option Plan expired in 2001. As of the date of this filing, there are no shares issuable under the Employee Stock Purchase Plan.

(2)
Consists of 525,000 options available for issuance under our 2004 Stock Incentive Plan.

(3)
Consists of option grants approved by the Board from time to time but not granted pursuant to one of the aforementioned plans.

RETENTION BONUS PLAN

        In December 1995, the Board adopted a Retention Bonus Plan. Under the Retention Bonus Plan, in the event of a change of control of the Company, the Company would be required to make payments to executive officers and other key employees of the Company. A "change of control" under the Retention Bonus Plan is defined to occur upon the acquisition of 35% or more of the Company's outstanding Common Stock by a single person or group, the occurrence of specified changes in the composition of the Board within specified time periods, a consolidation or merger in which the Company is not the surviving corporation, the sale or other transfer of 50% or more of the assets or earnings power of the Company, the adoption of a plan of liquidation or dissolution of the Company, or certain other similar events. The Retention Bonus Plan is structured such that no payment made under the Plan will qualify as a "parachute payment" for purposes of Section 280G(b)(2) of the Internal Revenue Code. The Participants, which have included certain executive officers of the Company, are selected by the Board, which may select additional Participants in the future. Currently there are no participants under the Plan.

COMPENSATION AND HUMAN RESOURCES COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        None of the current members of Compensation and Human Resources Committee were an officer or employee of the Company at any time during the 2004 fiscal year or at any other time. No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board or Compensation and Human Resources Committee.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

        The Company's executive compensation program is administered by the Compensation and Human Resources Committee of the Board. The Compensation and Human Resources Committee is currently composed of three independent Directors. During the Company's fiscal year ended December 31, 2004, the Compensation and Human Resources Committee was composed of Todger Anderson, Dr. Schoettler and Charlotte Petersen. Mr. Anderson presently serves as Chair of the Committee.

        The Committee's executive compensation policies are designed to attract and retain qualified executive talent, reward executive performance based on our performance, and align executive performance objectives with those of our stockholders.

        The Committee reviews the executive compensation program on a subjective basis and through an informal market analysis of executive compensation programs at peer companies. The Committee does not use a quantitative method or mathematical formula to set any portion of the Company's executive compensation program. The Committee analyzes relevant criteria in developing an executive compensation program that is based on corporate performance and individual initiatives and performance, competitive levels of compensation that integrate compensation with the Company's performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives.

        After its review of the Company's programs, except for the long-term incentive issue addressed below, the Committee believes that the total compensation program for executives of the Company during 2004 was adequate.

2004 Executive Officer Compensation

        In 2004, the Company's executive officer compensation program consisted primarily of base salary and incentive compensation (in the form of cash bonuses and stock options).

Base Salary

        Base annual salaries for the Company's executive officers are initially determined by the Committee's evaluation of the responsibilities of the position and the professional experience of the individual as it relates to these responsibilities. The competitiveness of the marketplace for executive talent is also taken into account with consideration given to base annual salaries for comparable positions and peer companies. At the discretion of the Committee, individual adjustments to compensation packages are made based on the Committee's discretion and its subjective perception of individual performance. The Board determined 2004 compensation for our executive officers after a review of comparable public companies in relevant markets and an assessment of the challenges facing the Company and its executives.

Incentive Compensation

        The incentive compensation program is designed to attract and retain key talent that is directly related to increasing shareholder value. In addition, the program provides the potential for the Company's executive officers and other key employees to earn cash incentive bonuses based on the Company's performance for the year, as well as on the basis of individual initiatives and achievements. The Committee may also approve, in its sole discretion, bonus payments to executive officers that are not directly linked to previously established performance objectives. Additionally, the Committee has authorized the Company's Chief Executive Officer, where appropriate to an executive's specific employment responsibilities, to establish bonus opportunities based upon individual performance objectives.

Long-Term Incentive Compensation

        The Company's long-term incentive compensation program has historically been in the form of stock option grants and is designed to align the interests of the Company's executive officers and other key employees with those of the Company's stockholders. Executive officers and key employees were granted options under the Company's 1991 Stock Option Plan prior to its expiration in June 2001 and from time to time thereafter were granted options outside of such plan, and will currently be granted options under the 2004 Plan. Options granted under the 2004 Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant and expire ten years from their date of grant and typically will vest over a four-year period beginning on the first anniversary of grant. The numbers of options granted are based on the Committee's subjective review of the responsibilities of the position as it relates to the Company's overall success.

Compensation of Chief Executive Officers

        The compensation package for the Company's Chief Executive Officers was determined in accordance with the principles described above.

        The salary paid to Mr. Ravine for his service as the Company's Chief Executive Officer and President for 2004 was $266,635. Mr. Ravine also received options to purchase 100,000 shares of Common Stock under the 2004 Plan.

        Our Compensation and Human Resource Committee intends to continue to develop an executive compensation program that will be focused on linking executive compensation to our overall performance and stockholder return.

Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the federal income tax deductions of publicly traded companies to the extent that total compensation (including base salary, annual bonus, restricted stock awards, stock option exercises, and non-qualified benefits) for certain executive officers exceeds $1 million in any one year. The Compensation and Human Resources Committee intends to design the Company's compensation program so that the compensation paid to its employees will be completely deductible by the Company.

        Submitted by the Compensation and Human Resources Committee of the Company's Board of Directors:

Todger Anderson Compensation and Human Resources Committee Chair	Charlotte Petersen Compensation and Human Resources Committee Member	Dr. Gail Schoettler Compensation and Human Resources Committee Member

FIVE YEAR STOCK PRICE PERFORMANCE GRAPH

        The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Company's Common Stock for the five year period from December 31, 1999 to December 31, 2004, with the cumulative total return on the Nasdaq National Market Index and a Peer Group Index over the same period. (Assumes the investment of $100 in the Company's Common Stock and the respective indices on December 31, 1999, with all dividends reinvested).

Comparison of 5 Year Cumulative Total Return
Assumes Initital Investment of $100

Cumulative Total Return

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Fischer Imaging	$100.00	$126.67	$642.18	$320.57	$237.35	$208.04
NASDAQ	$100.00	$60.82	$48.18	$33.13	$49.95	$54.53
Peer Group	$100.00	$85.61	$92.37	$81.80	$114.14	$153.22

AUDIT COMMITTEE REPORT

        The responsibilities of the Audit Committee are discussed under "Board Meetings and Committees" on pages 5-6, and the Audit Committee's charter, most recently amended and restated on January 9, 2004 and filed as Appendix A to our 2004 Proxy Statement.

        The Audit Committee reviewed the Company's audited financial statements for the three years ended December 31, 2004 and discussed these financial statements with the Company's management and the Company's independent auditors. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes.

        In addition, through periodic meetings during 2004 and through April 28, 2005, the Audit Committee discussed the following significant items with management and the Company's independent auditors: significant accounting and reporting issues, annual and quarterly financial statements and internal controls status. During 2004 and through April 28, 2005, the Audit Committee also reviewed complaints involving accounting, internal accounting controls and auditing matters; oversaw the Company's ongoing implementation of the requirements of the Sarbanes-Oxley Act; conducted the selection process for new independent auditors and recommended an auditor to the Board of Directors. During this period, the Audit Committee also met in separate executive sessions with each of the independent auditors, the Company's Chief Financial Officer and the Company's Controller.

        The Audit Committee discussed with Ehrhardt Keefe Steiner and Hottman P.C., the Company's new auditors, matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. Our independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with Ehrhardt Keefe Steiner and Hottman P.C. that firm's independence.

        Based on its discussions with management and the Company's independent auditors, as well as its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

        Submitted by the Audit Committee of the Board of Directors:

Taylor Simonton Audit Committee Chair	Charlotte Petersen Audit Committee Member	Todger Anderson Audit Committee Member

INDEPENDENT AUDITOR FEES AND SERVICES

        Ehrhardt Keefe Steiner and Hottman P.C. and Ernst & Young LLP billed the Company the following fees for services provided during the years ended December 31, 2004 and 2003, respectively:

	Fees Billed During Year Ended
	December 31, 2004		December 31, 2003
Audit fees	$456,274	(1)	$923,364	(2)
Audit-related fees			—
Tax fees			—
All other fees			—
Total fees	$456,274	(1)	$923,364	(2)

(1)
$418,224 was billed to the Company by Ernst & Young LLP and $38,050 was billed to the Company by Ehrhardt Keefe Steiner and Hottman P.C.
(2)
Audit fees billed to the Company in 2003 by Ernst & Young LLP include fees for services rendered for the audit of our annual financial statements and reviews of quarterly financial statements and reflect services totaling $920,382 rendered in connection with the previously disclosed restatement of financial statements.

        One-hundred percent of the total amount of services provided under the captions "Audit-Related Fees," "Tax Fees" and "All Other Fees," were approved by the Audit Committee pursuant to its pre-approval policy as provided in the Audit Committee charter.

INDEPENDENT AUDITORS

        Ehrhardt Keefe Steiner and Hottman P.C. served as the Company's independent auditors for the fiscal year ended December 31, 2004. The Board will retain Ehrhardt Keefe Steiner and Hottman P.C. as the Company's independent auditors for the fiscal year ending December 31, 2005. A representative of Ehrhardt Keefe Steiner and Hottman P.C. will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's officers, directors and persons who are beneficial owners of more than 10% of the Company's Common Stock, or 10% beneficial owners, are required to file reports of their holdings and transactions in the Company's Common Stock with the SEC and to furnish the Company with copies of such reports. During 2004, Ms. Petersen and Mr. Kirwan each filed a Form 3 late, and each of Mr. Anderson, Ms. Petersen, Dr. Schoettler and Mr. Simonton filed two Form 4s reporting two transactions late. Based solely on the review of the Section 16(a) reports filed by the directors and executive officers, and upon representations from those persons, the Company is not aware of any other delinquent filings.

CODE OF ETHICS

        The Board has adopted an Employee Ethics and Business Conduct Policy (the "Code of Ethics"), which is applicable to the Company's directors, principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions, and any "executive officers" (as defined under Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, of the Company not named above). The Code of Ethics has been filed as an exhibit to our Annual Report on Form 10-K. In addition, a copy of the Code of Ethics may be obtained by contacting the Corporate

Secretary at the Company's principal executive offices at 12300 North Grant Street, Denver, Colorado 80241.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of April 20, 2005, with respect to the beneficial ownership of our Common Stock and stock options exercisable within sixty days of April 20, 2005 of each of our directors, our current President and Chief Executive Officer, the Named Executive Officers serving in that capacity as of April 20, 2005, all of our current executive officers and directors as a group, and each person known by us to be the beneficial owner of 5% or more of our Common Stock. This information is based upon information received from or on behalf of the named persons or from publicly available information and filings by or on behalf of those persons with the SEC. Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed. As of April 20, 2005, there were 9,382,817 shares of our Common Stock issued and outstanding.

	Beneficial Ownership
Name and Address of Beneficial Owner(1)
	Number	Percentage
5% Beneficial Owners:
ComVest Investment Partners II LLC(2) One North Clematis Street, Suite 300 West Palm Beach, Florida 33401	2,000,000	17.6%
Arnold H. Snider(3) Deerfield Management Co. and Deerfield Partners, L.P. 450 Lexington Avenue, Suite 1450 New York, NY 10017	1,675,000	17.9%
Rutabaga Capital Management(4) 64 Broad Street Boston, Massachusetts 02109	1,272,650	13.6%
Wellington Management Company, LLP(5) 75 State Street Boston, Massachusetts 02109	1,195,500	12.7%
Morgan W. Nields(6) 4 Sunrise Drive Englewood, CO 80110	1,013,008	10.8%
T. Rowe Price Associates, Inc and T. Rowe Price Health Sciences Fund, Inc.(7) 100 E. Pratt Street Baltimore, Maryland 21202	936,480	10.0%

Directors and Named Executive Officer:
Todger Anderson(8)	40,000	*
Larry E. Lenig, Jr.(9)	10,000	*
Charlotte Petersen(10)	20,000	*
Harris Ravine(11)	15,000	*
Dr. Gail Schoettler(12)	50,000	*
Taylor Simonton(13)	50,000	*
Roman Janer(14)	12,500	*
David Kirwan	0	*
All current directors and executive officers as a group (8 persons)(15)	197,500	2.1%

*
Less than 1%

(1)
Unless otherwise indicated, the address of each beneficial owner listed is c/o 12300 North Grant Street, Denver, CO 80241.

(2)
Based on information reported on Form SC 13D filed with the SEC on April 11, 2005, ComVest Investment Partners II LLC, ComVest Investment Partners LLC, Commonwealth Associates Group Holdings, LLC, Michael S. Falk and Robert L. Priddy have shared dispositive and voting power over 2,000,000 shares, which are subject to currently exercisable warrants.

(3)
Based on information reported on Schedule 13G/A filed with the SEC on February 3, 2005, Arnold H. Snider, President of Deerfield Capital, L.P., has shared voting and dispositive power over 1,675,000 shares. Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Management Company and Deerfield International Limited have shared voting and dispositive power over 837,500 shares.

(4)
Based on information reported on Schedule 13G/A filed with the SEC on January 18, 2005, Rutabaga Capital Management has sole dispositive power over 1,272,650 shares, sole voting power over 485,900 shares, and shared voting power over 786,750 shares.

(5)
Based on information reported on Schedule 13G/A filed with the SEC on February 14, 2005, by Wellington Management Company LLP, and Schedule 13G/A filed with the SEC on February 14, 2005, by Wellington Trust Company, NA, Wellington Management Company, LLP has shared dispositive power over 1,195,500 shares and shared voting power over 740,500 shares. Wellington Trust Company, NA has shared voting and dispositive power over 600,500 shares.

(6)
Based on information reported on a Form 4 filed with the SEC on February 24, 2005, Mr. Nields beneficially owns 1,013,008 shares. This includes 170,523 shares held by the Robert L. Nields Trust and 118,943 shares held by the Florence Wesson Nields Irrevocable Trust (collectively, the "Trusts") of which shares Mr. Nields, as co-trustee and beneficiary of the Trusts, may be deemed to be beneficial owner. Mr. Nields disclaims beneficial ownership of the shares held by the Trusts except to the extent of his proportionate interest as beneficiary of the Trusts.

(7)
Based on information reported on Schedule 13G/A filed with the SEC on February 11, 2005, T. Rowe Price Associates, Inc. has sole dispositive power over 936,480 shares and sole voting power over 301,280 shares and T. Rowe Price Health Sciences Fund, Inc has sole voting power over 590,000 shares.

(8)
Includes 40,000 shares that may be purchased pursuant to currently exercisable options.

(9)
Includes 10,000 shares that may be purchased pursuant to currently exercisable options. Mr. Lenig disclaims all beneficial ownership interest he may be deemed to have in the warrants owned by ComVest Investment Partners II LLC, of which he is a general partner.

(10)
Includes 20,000 shares that may be purchased pursuant to currently exercisable options.

(11)
Includes 15,000 shares that may be purchased pursuant to currently exercisable options.

(12)
Includes 49,000 shares that may be purchased pursuant to currently exercisable options.

(13)
Includes 50,000 shares that may be purchased pursuant to currently exercisable options.

(14)
Includes 12,500 shares that may be purchased pursuant to currently exercisable options.

(15)
Includes 196,500 shares that may be purchased pursuant to currently exercisable options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company's Denver headquarters and manufacturing facility is leased from JN Properties under a lease effective August 1, 1992, which expires July 31, 2012. A former employee, who was also previously a director of the Company, Chair of the Board, Chief Executive Officer and Chief Technology Officer, and a 10.8% shareholder is a general partner in JN Properties. The lease requires us to pay all taxes, insurance, operating and maintenance expenses for the facility, and provides for an annual base rent which is subject to adjustment at the beginning of the 8th, 13th and 18th lease years based on the base rental rate at which the landlord could lease the premises to third parties if the premises were then available, provided that the base rent may not be increased at any one time by more than 7%. We made total lease payments of $796,080 and $796,000 in 2004 and in 2003, respectively.

        On February 22, 2005, the Company entered into a Note and Warrant Purchase Agreement with ComVest Investment Partners II LLC ("ComVest") (as amended, the "Purchase Agreement"). Pursuant to the Purchase Agreement, ComVest has purchased senior secured notes in the principal amount of $7 million and has agreed to purchase up to $3 million of additional notes on the satisfaction of certain conditions, and the Company has issued to ComVest a warrant to purchase 2,000,000 shares of the Company's common stock. The warrant is currently exercisable and gives ComVest beneficial ownership of 17.6% of our Common Stock. $182,500 in financing and commitment fees have been paid to ComVest by the Company in connection with the above transaction, and an additional $100,000 in expenses have been reimbursed. Additional fees will be paid to ComVest in the event that the Company elects to borrow the remaining $3 million under the terms of the Purchase Agreement.

        Mr. Lenig is a senior partner of ComVest. During the term of the notes, ComVest has the right to nominate one director for election to the Board. Mr. Lenig was so nominated by ComVest and was appointed to the Board on February 23, 2005.

        In addition, under the terms of the Purchase Agreement, ComVest and the Company entered into a consulting arrangement in which ComVest will assist the Company in identifying potential strategic partners, merger or acquisition candidates or acquisition targets. Upon closing of a transaction with a target identified by ComVest, ComVest is entitled to the payment of a consulting fee of 1% of the transaction value, subject to certain deductions and adjustments. The consulting fee payable to ComVest upon a sale of the Company or sale of at least 30% of the total outstanding voting power of the Company must be at least $500,000.

        We have entered into indemnification agreements with each of our directors. The indemnification agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law and may be broader than the provisions contained in the Delaware General Corporation Law. In addition, we maintain directors' and officers' liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances.

Legal Proceedings Involving Directors or Officers

        Mr. Lenig was acting as chief executive officer of a public company that filed voluntary bankruptcy proceedings in June 2003. Mr. Lenig had been appointed as chief executive officer of such company in December 2002 to assist the company through reorganization. The company exited bankruptcy pursuant to a court-approved plan of reorganization in late 2004 and continues to operate as a public company. This company was also the subject of an ongoing investigation by the Securities and Exchange Commission at the time of Mr. Lenig's appointment as chief executive officer. The company signed a consent decree and the investigation was closed in June 2003. Mr. Lenig resigned from his position with this company in February 2004.

INCORPORATION BY REFERENCE

        The information contained in the Compensation and Human Resources Committee Report, Audit Committee Report and the stock price performance graph shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

OTHER MATTERS

        The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

        Any stockholder who executes and returns the Proxy may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy.

        THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K WITH THE SEC ON MARCH 31, 2005 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004. UPON WRITTEN REQUEST BY ANY STOCKHOLDER TO DAVID KIRWAN, CORPORATE SECRETARY, FISCHER IMAGING CORPORATION, 12300 NORTH GRANT STREET, DENVER, COLORADO 80241, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 WILL BE PROVIDED WITHOUT CHARGE.

The Board of Directors of Fischer Imaging Corporation

Denver, Colorado
April 28, 2005

Appendix A

FISCHER IMAGING CORPORATION
CORPORATE GOVERNANCE COMMITTEE CHARTER

I.     PURPOSE

        The purpose of the Corporate Governance Committee (the "Committee") shall be to maintain corporate governance practices that are consistent with the highest standards and in full compliance with applicable regulatory requirements.

        In order to define the responsibilities and operations of the Committee, the Board of Directors (the "Board") has unanimously adopted this Charter which sets forth the purposes, composition and governing policies and procedures for the Committee.

        The purposes and procedures outlined in this Charter are meant to serve as guidelines, and the Committee is delegated the authority to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. Nothing herein is intended to expand applicable standards of liability under state or federal law for directors of a corporation.

II.    COMPOSITION

        A.    The Committee shall be comprised of at least two (2) independent directors elected by the Board. The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee.

        B.    All members of the Committee shall be "independent" (as defined in the listing standards of the NASDAQ National Market ("NASDAQ")).

III.  QUORUM

        A.    A majority of the members of the Committee shall constitute a quorum.

        B.    In the absence or disqualification of a member of the Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

IV.    MEETINGS

        A.    The Committee shall meet as needed, but at least quarterly.

        B.    The Committee shall report on its activities and recommendations to the Board as often as appropriate but no less frequently than quarterly.

        C.    Meetings of the Committee shall be held at such time, on such notice, and at such place as a majority of the members thereof shall determine and may be held by conference telephone call. Actions taken by unanimous written consent of the Committee shall be as effective as actions taken at a meeting thereof.

        D.    Minutes will be kept of each meeting of the Committee.

        E.    Any action of the Committee shall be subject to revision, modification, rescission, or alteration by the Board, provided that no rights of third parties shall be adversely affected by any such revision, modification, rescission, or alteration.

V.     RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

        A.    Review this Charter at least annually and recommend any changes to the Board.

        B.    Perform the following nomination functions:

          1.     Identify and recommend to the Board the nomination of potential Board members.

          2.     Establish the criteria and skill sets needed for Board membership.

          3.     Review Board candidates recommended by stockholders.

          4.     Conduct inquiries into the backgrounds and qualifications of possible Board candidates.

          5.     Conduct appropriate orientation for newly-appointed directors.

        C.    Perform the following corporate governance functions:

          1.     Develop, recommend for Board approval, and review on an ongoing basis the adequacy of, corporate governance principles applicable to the Company. Such principles may include, among other matters, director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

          2.     Consult with the Audit Committee regarding establishment of procedures for receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

          3.     In consultation with the Audit Committee, consider and present to the Board for adoption a Code of Business Conduct and Ethics ("Code of Conduct") applicable to all employees and directors which meets the criteria of NASDAQ and the Securities Exchange Commission ("SEC"), and provide for a review and prompt disclosure to the public of any change in, or waiver of, such Code of Conduct.

          4.     Review such Code of Conduct periodically and recommend such changes to such Code of Conduct as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

          5.     As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company's Code of Conduct, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

          6.     Review, at least annually, the Company's compliance with NASDAQ corporate governance listing requirements, and report to the Board regarding the same.

          7.     Evaluate possible conflicts of interest of Board members and senior executive officers of the Corporation.

          8.     Monitor and recommend changes to the functions of the various committees of the Board, including recommendations on the qualifications, appointment and removal of committee members as needed.

          9.     Recommend the appointment of directors to Board committees and other Board leadership positions.

          10.   Monitor the independence of the Board to meet the objective that a majority of the Board continues to be independent.

          11.   Recommend changes in the structure of Board meetings.

          12.   Assist the Board in developing criteria for the evaluation of Board and committee performance.

          13.   Review the performance and processes of the Board, at least annually, and recommend changes or improvements.

          14.   Recommend changes to the number of directors on the Board.

          15.   Evaluate the performance of individual directors prior to re-nomination.

          16.   Evaluate matters of corporate governance not allocated to other committees.

          17.   Review and recommend to the Board changes to the Company's bylaws as needed.

          18.   Monitor the Stockholder Rights Plan, Retention Bonus Plan and other material corporate governance documents.

          19.   Review and approve orientation materials for new directors and policy regarding continuing education for Board members.

          20.   Establish Director retirement policies.

          21.   Review the functions of the senior executive officers.

          22.   Periodically review, with the Chairman of the Board and the Chief Executive Officer the succession plans relating to positions held by elected corporate officers and make recommendations with respect to the selection of individuals to occupy such positions.

          23.   Monitor stockholder suggestions and issues relating to corporate governance.

          24.   Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

          25.   Regularly report to the Board regarding the foregoing.

          26.   Periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval..

        The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

VI.   LIMITATIONS

        The Committee shall not have authority to:

        A.    Adopt, amend, or repeal the Corporation's Bylaws;

        B.    Elect Directors to fill vacancies on the Board;

        C.    Fill vacancies on the Committee, or change its membership;

        D.    Amend the Certificate of Incorporation;

        E.    Act on matters assigned to other committees of the Board;

        F.     Recommend to the stockholders any action requiring their approval; or

        G.    Take any action that is otherwise prohibited by the Corporation's Bylaws and applicable law.

Fischer Imaging Corporation
PROXY
Annual Meeting of Stockholders June 1, 2005
This Proxy is Solicited on Behalf of the Board of Directors of
Fischer Imaging Corporation

        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 1, 2005 and the Proxy Statement and appoints David Kirwan and Harris Ravine, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Fischer Imaging Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the headquarters of the Company, 12300 North Grant Street, Denver, Colorado 80241, on Wednesday, June 1, 2005 at 10:00 a.m. Mountain Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

☒
Please mark your votes as in this example using dark ink only

1.
TO ELECT TWO CLASS II DIRECTORS TO SERVE FOR THREE-YEAR TERMS ENDING IN THE YEAR 2008 OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED:

	WITH AUTHORITY to vote for nominee listed at left	WITHHOLD AUTHORITY to vote for nominee
Taylor Simonton	☐	☐
Larry Lenig, Jr.	☐	☐
2.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

        The Board of Directors recommends a vote IN FAVOR OF the Class II directors listed above. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the Class II directors listed above.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

(Print name(s) on certificate)
Please sign your name:		Date:
(Authorized Signature(s))

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 1, 2005
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 1, 2005
PROPOSAL: ELECTION OF CLASS II DIRECTORS
BOARD OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END STOCK OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
RETENTION BONUS PLAN
COMPENSATION AND HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
FIVE YEAR STOCK PRICE PERFORMANCE GRAPH
Comparison of 5 Year Cumulative Total Return Assumes Initital Investment of $100
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITOR FEES AND SERVICES
INDEPENDENT AUDITORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF ETHICS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INCORPORATION BY REFERENCE
OTHER MATTERS
  Appendix A
FISCHER IMAGING CORPORATION CORPORATE GOVERNANCE COMMITTEE CHARTER